                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) January 31, 2007
                                                         ----------------

                              --------------------

                                WATER CHEF, INC.
                                ----------------
               (Exact name of Registrant as Specified in Charter)

         Delaware                      0-30544                   86-0515678
         --------                      -------                   ----------
(State or Other Jurisdiction         (Commission               (IRS   Employer
     of Incorporation)               File Number)            Identification No.)

  1007 Glen Cove Avenue, Glen Head, NY                                  11545
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(Address of Principal Executive Offices)                              (Zip Code)

        Registrant's telephone number, including area code (516) 656-0059
                                                            --------------

        (Former Name or Former Address, if Changed Since Last Report)

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (SEE General Instruction A.2. below):

   |_| Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

   |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

   |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the
Exchange Act (17 CFR 240.14d-2(b))

   |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01   ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      Effective January 31, 2007, Water Chef, Inc. (the "Company"), entered into an agreement and release with David A. Conway (the "Agreement and Release"), in connection with Mr. Conway's resignation as the Company's Chief Executive
Officer, Chairman of the Board of Directors and as a member of the Board of
Directors effective January 29, 2007 (the "Resignation Date").

      Pursuant to the Agreement and Release, Mr. Conway waived his right to
20,000,000 shares of the Company's common stock that he owned as of the
Resignation Date, as well as his interest to any accrued payroll, notes payable or stock appreciation rights previously granted to him and/or compensation in the form of severance payments that he may have been entitled to pursuant to his employment agreement, dated as of January 1, 2004.

      In addition, pursuant to the Agreement and Release, Mr. Conway and the
Company each agreed to release the other of any claims, demands, causes of action, fees and liabilities by reason of any actual or alleged act, omission, transaction, practice, conduct, occurrence, or other matter occurring through
January 31, 2007.

      The foregoing summary of certain terms of the Agreement and Release is qualified in its entirety by the complete text of the Agreement and Release. The
Agreement and Release is filed as Exhibit 10.1 to this Current Report on Form
8-K.

ITEM 5.02.  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
            DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY
            ARRANGEMENTS OF CERTAIN OFFICERS.

      Effective January 29, 2007, David A. Conway resigned from his positions as
Chief Executive Officer, Chairman of the Board of Directors and as a member of the Board of Directors.

      On February 1, 2007, the Company appointed Leslie J. Kessler to the position of Chief Executive Officer and as a member of the Board of Directors of the Company. Ms. Kessler was appointed to the position of President of the
Company on January 16, 2007. For the past five years, Ms. Kessler has been
President of LJK Associates. In her employment at LJK Associates, Ms. Kessler provided consulting services to various companies and assisted in real estate matters.

      In April 2006, Ms. Kessler entered into a consulting agreement with the
Company pursuant to which she provided assistance in the areas of marketing, strategic planning, public relations and investor relations. Under the consulting agreement, Ms. Kessler received $6,000 per month as well as a warrant to purchase 4,000,000 shares of the Company's common stock.

ITEM 8.01   OTHER EVENTS.

      On February 5, 2007, the Company issued a press release, a copy of which is attached hereto as Exhibit 99.1, with respect to Mr. Conway's resignation as
Chief Executive Officer, Chairman of the Board of Directors and as a member of the Board of Directors and the appointment of Leslie J. Kessler as Chief
Executive Officer and as a member of the Board of Directors of the Company.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

            (d)   Exhibits.

      The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

      Exhibit No.                      Description
      ----------                       -----------

         10.1      Agreement and Release, dated January 31, 2007, by and
                   between the Company and David A. Conway (filed without
                   exhibits or schedules, all of which are available upon
                   request, without cost).

         99.1      Press Release dated February 5, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       WATER CHEF, INC.
                                       ----------------
                                       (Registrant)

Date: February 5, 2007
                                       By: /s/ Leslie Kessler
                                           -------------------------------------
                                           Leslie Kessler
                                           Chief Executive Officer and President

                                  EXHIBIT INDEX

      Exhibit No.                      Description
      ----------                       -----------

         10.1      Agreement and Release, dated January 31, 2007, by and
                   between the Company and David A. Conway (filed without
                   exhibits or schedules, all of which are available upon
                   request, without cost).

         99.1      Press Release dated February 5, 2007.